THE ROCKLAND FUNDS TRUST
                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above reference trust (the "Trust"), a business trust organized under the laws of The State of Delaware, hereby constitutes and appoints Charles Cruice, Richard Gould and John H. Grady, Jr., each of them singly, his true and lawful attorney(s)-in-fact, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/Edwin W. Moats, Jr.                            Date: 1/11/2001
------------------------------                    ---------------
Edwin W. Moats, Jr., Trustee

                            THE ROCKLAND FUNDS TRUST
                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above reference trust (the "Trust"), a business trust organized under the laws of The State of Delaware, hereby constitutes and appoints Charles Cruice, Richard Gould and John H. Grady, Jr., each of them singly, his true and lawful attorney(s)-in-fact, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/Peter Utsinger                                      Date: 1/12/2001
---------------------------------                      ---------------
Dr. Peter Utsinger, Trustee

                            THE ROCKLAND FUNDS TRUST
                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above reference trust (the "Trust"), a business trust organized under the laws of The State of Delaware, hereby constitutes and appoints Charles Cruice, Richard Gould and John H. Grady, Jr., each of them singly, his true and lawful attorney(s)-in-fact, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/George Keeley                                       Date: 1/12/2001
-----------------------------                          ---------------
George Keeley, Trustee

                            THE ROCKLAND FUNDS TRUST
                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above reference trust (the "Trust"), a business trust organized under the laws of The State of Delaware, hereby constitutes and appoints Richard Gould and John H. Grady, Jr., each of them singly, his true and lawful attorney(s)-in-fact, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/Charles S. Cruice                                   Date: 1/12/2001
-------------------------------------------            ---------------
Charles S. Cruice, President and Trustee

                            THE ROCKLAND FUNDS TRUST
                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above reference trust (the "Trust"), a business trust organized under the laws of The State of Delaware, hereby constitutes and appoints Charles Cruice and John H. Grady, Jr., each of them singly, his true and lawful attorney(s)-in-fact, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/Richard H. Gould                                    Date: 1/12/2001
------------------------------------------             ---------------
Richard H. Gould, Treasurer and Trustee

                            THE ROCKLAND FUNDS TRUST
                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above reference trust (the "Trust"), a business trust organized under the laws of The State of Delaware, hereby constitutes and appoints Charles Cruice, Richard Gould and John H. Grady, Jr., each of them singly, his true and lawful attorney(s)-in-fact, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/Jeffrey Rugen                                       Date: 1/12/2001
-----------------------------------------              ---------------
Jeffrey Rugen, Secretary of the Trust